UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 1, 2019

Commission File Number 1-13610

CIM COMMERCIAL TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	75-6446078
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

17950 Preston Road, Suite 600 Dallas, TX 75252	(972) 349-3200
(Address of principal executive offices) (Zip Code)	(Registrant’s telephone number)

Former name, former address and former fiscal year, if changed since last report: NONE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.           ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 1, 2019, CIM/Oakland 1901 Harrison, LP, CIM/Oakland 2353 Webster, LP, and CIM/Oakland Center 21, LP, all of which are indirect, wholly-owned subsidiaries of CIM Commercial Trust Corporation (the “Company”), and SOF-XI U.S. MAR Acquisitions, L.L.C. (the “Buyer”), a Delaware limited liability company, completed the previously announced sale of the following properties located in Oakland, California: 1901 Harrison Street, 2353 Webster Street, 2101 Webster Street, and 2100 Franklin Street (collectively, the “March Oakland Properties”). The aggregate contract sales price was approximately $512 million.

Item 8.01 Other Events.

On March 7, 2019, the Company issued a press release announcing the completion of the sale of the March Oakland Properties, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(b)           Pro Forma Financial Information.

The following pro forma financial information (unaudited) of the Company, and the related notes thereto, after giving effect to the sale of the March Oakland Properties, are furnished hereto as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference:

Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2018.

Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2018.

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2017.

Such financial information is presented for informational purposes only and should not be considered indicative of actual results that would have been achieved had the sale of the March Oakland Properties actually been consummated on the dates indicated in such pro forma financial statements and does not purport to be indicative of the financial condition as of any future date or results of operation for any future period.

(d)           Exhibits.

Exhibit No.	Description

10.1

Amended and Restated Purchase and Sale Agreement, dated as of February 27, 2019, among CIM/Oakland 1901 Harrison, LP, CIM/Oakland 2353 Webster, LP, CIM/Oakland Center 21, LP and SOF-XI U.S. MAR Acquisitions, L.L.C.

99.1	Press Release, dated as of March 7, 2019.

99.2

Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2018, Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2018 and Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2017, including the notes thereto.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 7, 2019

CIM COMMERCIAL TRUST CORPORATION

	By:	/s/ David Thompson
David Thompson, Chief Financial Officer

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